UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: October 25, 2010


                          INFINITY CAPITAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)


        MARYLAND                         000-30999               16-1675285
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(State or other jurisdiction      (Commission File Number)     (IRS Employer
     of incorporation)                                       Identification No.)

                 80 BROAD STREET, 5TH FLOOR, NEW YORK, NY 10004
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              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (212) 962-4400


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

As part of the press release made by Infinity Capital Group, Inc. (the Company), the Company announced that as a result of the reverse merger activity with 30DC, Inc. (30DC), that 30DC had incurred expenses, both related to the transaction and non-recurring-compensation expenses that would impact 30DC's results for the 3rd and 4th quarters of the fiscal year ended June 30, 2010 and that as a result, 30DC would be incurring a net loss for the fiscal year ended June 30, 2010.

                            SECTION 7 - REGULATION FD
ITEM 7.01 REGULATION FD.

PRESS RELEASE

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On October 25, 2010, the Company issued a press release. The text of the press release is attached herewith as Exhibit 99.1.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(D) EXHIBITS.

The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.


   Exhibit No.                     Description
       99.1             Press Release dated October 25, 2010*
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     *Filed herewith.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                          INFINITY CAPITAL GROUP, INC.


                          By:  /s/ Theodore A. Greenberg
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                             Theodore A. Greenberg, Chief Financial Officer


                          Date:  October 25, 2010





































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